Exhibit 10.3

INDIA LITIGATION SETTLEMENT AGREEMENT

DATED: 30 June 2025

Amongst

TRACTORS AND FARM EQUIPMENT LIMITED

AND

AMALGAMATIONS PRIVATE LIMITED

AND

SIMPSON AND COMPANY LIMITED

AND

AGCO CORPORATION

AND

AGCO INTERNATIONAL GMBH

AND

MASSEY FERGUSON CORP

AND

AGCO MANUFACTURING LIMITED

AND

AGCO POWER OY

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	4

2.	EFFECTIVE DATE	6

3.	TERMINATION OF AGREEMENTS	7

4.	SETTLEMENT AND WITHDRAWAL OF PROCEEDINGS	7

5.	RELEASE OF CLAIMS	8

6.	CONSIDERATION	8

7.	NO ADMISSION OF LIABILITY OR WRONGDOING	8

8.	MUTUAL NON-DISPARAGEMENT	8

9.	REPRESENTATIONS & WARRANTY	8

10.	CONFIDENTIALITY & NO PUBLICITY	9

11.	GOVERNING LAW	9

12.	DISPUTE RESOLUTION	9

13.	NOTICES	10

14.	MISCELLANEOUS	11

INDIA LITIGATION SETTLEMENT AGREEMENT

This India Litigation Settlement Agreement (the “Agreement”) is entered into on the 30 day of June 2025 (“Execution Date”) by and amongst:

TRACTORS AND FARM EQUIPMENT LIMITED a company incorporated under the laws of India, having its registered offices at 861 Anna Salai, Chennai, Tamil Nadu, 600 002, India, (hereinafter, referred to as “TAFE”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

AND

AMALGAMATIONS PRIVATE LIMITED a company incorporated under the laws of India, having its registered office at 124 (Old No.81) Dr. Radhakrishnan Salai, Mylapore, Chennai, Tamil Nadu, India (hereinafter, referred to as “APL”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

AND

SIMPSON AND COMPANY LIMITED a company incorporated under the laws of India, having its registered office at 861-862 Anna Salai, Chennai, Tamil Nadu, 600 002, India, (hereinafter, referred to as “Simpson”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

AND

AGCO CORPORATION, a company incorporated under the laws of United States of America, having address at 4205, River Green Parkway, Duluth, 30096, United States of America (hereinafter, referred to as “AGCO”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

AND

AGCO INTERNATIONAL GMBH, a company incorporated under the laws of Switzerland, having address at Victor-von-Bruns-Strasse 17, CH 8212 Neuhausen, Switzerland (hereinafter, referred to as “AGCO International”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

AND

MASSEY FERGUSON CORP, a company incorporated under the laws of United States of America, having address at 4205, River Green Parkway, Duluth, 30096, United States of America (hereinafter, referred to as “MFC”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

AND

AGCO MANUFACTURING LIMITED, (formerly known as Massey Ferguson Manufacturing Limited (MML), a company incorporated under the laws of England, having its registered office at Abbey Park Stoneleigh, Kennilworth, CV8 2TQ (hereinafter, referred to as “AML”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns);

AND

AGCO POWER OY, (formerly known as AGCO Sisu Power Oy) a company incorporated under the laws of Finland, having its administrative office in Linnavuori, Finland (hereinafter, referred to as “AGCO Power”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns).

TAFE, APL, Simpson, AGCO, AGCO International, MFC, AML and AGCO Power are hereinafter individually referred to as “Party” and jointly as “Parties”. AGCO, AGCO International, MFC, AML and AGCO Power are collectively referred to as “AGCO Group”.

WHEREAS:

A.	TAFE, AGCO, AGCO International, and MFC are involved in various legal proceedings in India as detailed in Clause 4 (“Legal Proceedings”).

B.	Basis discussions held between the Parties, the Parties are now desirous of amicably resolving their disputes forming subject matter of the present Agreement based on the terms and conditions detailed in this Agreement.

C.	On or before the Effective Date (defined below), the Parties and/or their Affiliates (defined below) are also executing: (i) a cooperation agreement between AGCO and TAFE inter alia concerning TAFE’s rights as a shareholder of AGCO (“Cooperation Agreement”); (ii) an agreement between TAFE, AGCO, AGCO International, MFC and AGCO Limited concerning inter alia TAFE’s ownership of the MF Trademarks in India, Nepal and Bhutan (“Intellectual Property Agreement”); (iii) a share buy-back agreement between TAFE and AGCO Holding B.V. in respect of buy-back of shares held by AGCO Holdings B.V. in TAFE (“Buyback Agreement”); and (iv) an agreement between TAFE, TAFE International Traktör ve Tarim Ekipmani Sanayi ve Ticaret Limited Sirketi, AGCO and AGCO International to settle all arbitrations and certain matters in relation to various commercial agreements for manufacture and supply of tractors, farm equipment and parts thereof entered into between TAFE and its Affiliates and the AGCO Group and their Affiliates for various territories across the world (“Arbitrations Settlement Agreement”), to effectuate a holistic resolution of all disputes between the Parties and/ or their Affiliates.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the sufficiency of which is acknowledged by the Parties, the Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATIONS

Unless the contrary intention appears and/or the context otherwise requires, the definitions and interpretation listed below shall apply throughout this Agreement.

1.1.	DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings as set forth in this Clause 1.1 and/or elsewhere in the Agreement, as the case may be:

“Affiliate” means in relation to a Person, any Person which Controls, is Controlled by or is under common Control with that Person. It is clarified that ‘Affiliate’ for the purposes of TAFE shall include, without limitation: (i) Simpson and Company Limited, Associated Printers (Madras) Private Limited, Amalgamations Private Limited; (ii) any other entities and individuals holding shares in TAFE or any of the companies referred in (i); and (iii) any Persons Controlled by Persons mentioned in (i) and (ii);

“Agreements to be Terminated” has the meaning set out in Clause 3.1.1 of this Agreement;

“Arbitrations Settlement Agreement” has the meaning set out in Recital C;

“Business Day” means days (other than Saturday or Sunday) on which banks are generally open for operation in Duluth, Georgia (United States of America), Neuhausen (Switzerland) and Chennai (India);

“Buyback Agreement” has the meaning set out in Recital C;

“Cooperation Agreement” has the meaning set out in Recital C;

“Control” with respect to any Person shall include: (i) the ownership of more than 50% (fifty percent) of the equity shares or other voting securities of such Person; (ii) the ownership of more than 25% (twenty-five percent) of the equity shares or other voting securities of such Person, along with such owner having any special or contractual rights in addition to rights as a shareholder or voting security owner under applicable Law (iii) the possession of the power to control or direct the management or policy decisions of such Person; (iv) the power to appoint a majority of the directors, managers, partners or other individuals exercising similar authority with respect to such Person; in each case whether acting individually or in concert, directly or indirectly, including by virtue of ownership of voting securities or management rights, by contract or in any other manner, and the terms “Controlling” and “Controlled” shall be construed accordingly;

“Discharged Agreements” has the meaning set out in Clause 3.1.3 of this Agreement;

“Effective Date” has the meaning set out in Clause 2 of this Agreement;

“Expired Agreements” has the meaning set out in Clause 3.1.2 of this Agreement;

“Intellectual Property Agreement” has the meaning set out in Recital C;

“Law” means all statutes, enactments, acts of legislature or parliament, laws, ordinances, rules, bye-laws, regulations, notifications, guidelines, policies, directions, directives and orders of any authority (or any sub-division thereof), tribunal, board or court and, if applicable, international treaties and regulations;

“MF Trademarks” means the ‘Massey Ferguson’ related trademarks, as specified under Schedule B and Schedule C to the Intellectual Property Agreement;

“Other Settlement Agreements” means collectively the Cooperation Agreement, Intellectual Property Agreement, Buyback Agreement and Arbitrations Settlement Agreement;

“Person” means any natural person, limited or unlimited liability company, body corporate, corporation, partnership (whether limited or unlimited), proprietorship, Hindu undivided family, trust, association or any other entity that may be treated as a person under applicable Law;

“Released Claims” has the same meaning set out in Clause 5 of this Agreement;

“TAFE Territory” means India, Nepal and Bhutan; and

“Third Person” means any Person other than the Parties and their Affiliates.

1.2.	INTERPRETATION

In this Agreement, unless the context requires otherwise:

1.2.1.	the headings are inserted for ease of reference only and shall not affect the construction or interpretation of this Agreement;

1.2.2.	references to one gender include all genders;

1.2.3.	any reference to any applicable Law, enactment, statutes or statutory provision is a reference to it as it may have been, or may from time to time be amended, modified, consolidated or re-enacted (with or without modification) and includes reference to all instruments or orders or regulations made under such applicable Law, enactment, statutes or statutory provision;

1.2.4.	words in the singular shall include the plural and vice versa;

1.2.5.	any reference to recitals, clause or schedule shall be deemed to be a reference to a Recital, Clause or Schedule of or relating to this Agreement;

1.2.6.	the Recitals and Schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement;

1.2.7.	references to an agreement or document shall be construed as a reference to such agreement or document as the same may have been amended, varied, supplemented or novated in writing at the relevant time in accordance with the requirements of such agreement or document and, if applicable, to this Agreement in accordance with the provisions of this Agreement; and

1.2.8.	no provision of this Agreement shall be interpreted in favour of, or against, any Party by reason of the extent to which such Party or its counsel participated in the drafting of this Agreement or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement.

2.	EFFECTIVE DATE

2.1.	It is agreed that this Agreement will come into effect in the following manner:

2.1.1.	Save and except for Clauses 3 (Termination of Agreements), 4 (Settlement and Withdrawal of Proceedings), 5 (Release of Claims), 6 (Consideration) and 14.1 (Entire Agreement), the remainder of this Agreement shall become effective on the Execution Date; and

2.1.2.	Clauses 3 (Termination of Agreements), 4 (Settlement and Withdrawal of Proceedings), 5 (Release of Claims), 6 (Consideration) and 14.1 (Entire Agreement) of this Agreement shall become effective only on the Escrow Deposit Date (as the term is defined under the Buyback Agreement)

(in each case, “Effective Date”).

2.2.	Notwithstanding anything contained herein, in the event of termination of the Buyback Agreement in accordance with Clause 13.1.2 of the Buyback Agreement, this Agreement shall stand automatically terminated without any further act, deed, notice or intimation required to be given by either Party.

2.3.	On and from the Execution Date till the Escrow Deposit Date (as the term is defined under the Buyback Agreement), the Parties and/or their Affiliates shall not:

2.3.1.	save and except for seeking adjournments from time to time, pursue the Legal Proceedings (as defined below), and/or

2.3.2.	commence any new proceedings in relation to the Released Claims (as defined below).

3.	TERMINATION OF AGREEMENTS

3.1.	The Parties acknowledge and mutually agree that the agreements:

3.1.1.	set out at Part A of Schedule B to this Agreement (“Agreements to be Terminated”) will stand terminated, with no surviving rights and obligations, with effect from the Effective Date, notwithstanding any prior notices of termination or non-renewal of the said agreements issued by any of the Parties;

3.1.2.	set out at Part B of Schedule B to this Agreement (“Expired Agreements”), have, prior to the Execution Date, either expired or been terminated, and that any surviving obligations under any of such Expired Agreements will stand terminated on and from the Effective Date; and

3.1.3.	set out at Part C of Schedule B to this Agreement (“Discharged Agreements”) are agreements which have been fully discharged by performance, and that any surviving obligations under any of such Discharged Agreements will stand terminated on and from the Effective Date.

3.2.	The Parties acknowledge and agree that this Agreement along with the Other Settlement Agreements shall alone subsist and govern all of the rights and obligations of AGCO and its Affiliates vis-a-vis TAFE and its Affiliates and vice versa, unless otherwise specifically provided under this Agreement or the Other Settlement Agreements. The Parties further acknowledge and agree that no agreements between them shall survive other than this Agreement and the Other Settlement Agreements and that they and their Affiliates shall not have any further rights or obligations unless expressly provided for either under this Agreement or in the Other Settlement Agreements.

4.	SETTLEMENT AND WITHDRAWAL OF PROCEEDINGS

4.1.	Within 7 (seven) days from the Effective Date, the relevant entity of the AGCO Group and TAFE and/or its Affiliates shall take all necessary and appropriate steps, including filing a joint memo in agreed form (if required), in respect of the following legal proceedings (“Legal Proceedings”) to:

4.1.1.	seek a consent decree in terms of the Intellectual Property Agreement and this Agreement in respect of the following Legal Proceedings, in manner set out at Schedule C;

a)	C.S. (Comm Div) No. 190 of 2024, TAFE’s suit claiming ownership of MF Trademarks filed before the High Court of Madras (“High Court”);

b)	C.S. (Comm Div) 220 of 2024, TAFE’s suit challenging the termination of the Trademark Registered User Agreement of 18 March 1994 filed before the High Court; and

c)	C.S. (Comm Div) No. 193 of 2024, MFC’s suit in relation to the Trademark Registered User Agreement dated 18 March 1994, before the High Court; and

4.1.2.	unconditionally, irrevocably and with prejudice withdraw on a no-fault basis all other Legal Proceedings set out at Schedule A apart from the Legal Proceedings set out at Clause 4.1.1 above.

4.2.	The Parties agree that they shall bear their own costs in relation to the Legal Proceedings.

5.	RELEASE OF CLAIMS

5.1.	Pursuant to the terms of this Agreement, each Party hereby irrevocably and perpetually waives, releases and discharges the other Parties and/or their Affiliates and each of their employees, directors, officers and representatives, from any and all claims, causes of action, demands, actions, and liabilities, whether present or future, whether actual, prospective or contingent, whether in existence now or coming into existence at some time in the future (including those which arise upon a change in the relevant Law), whether known or unknown and whether or not in the contemplation of the Parties and/or their Affiliates on the Effective Date, arising out of the Agreements to be Terminated, Expired Agreements and/or the Discharged Agreements set out at Schedule B or relating to the Legal Proceedings set out at Schedule A (collectively “Released Claims”).

5.2.	The Parties agree and acknowledge that they shall not, and procure that their respective Affiliates to not, sue, commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against the other Party and/or its Affiliates any action, suit or any other proceedings concerning any Released Claims.

5.3.	For the avoidance of doubt, the Released Claims shall not include any claims arising out of or relating to the breach of this Agreement.

6.	CONSIDERATION

The Parties acknowledge and agree that the mutual promises and covenants contained in Clause 3 and Clause 5, and the withdrawal of proceedings in accordance with Clause 4 constitutes adequate consideration for them to enter into this Agreement.

7.	NO ADMISSION OF LIABILITY OR WRONGDOING

Nothing contained in this Agreement shall be construed as acceptance or admission by either Party of any claims raised or allegation made by the other Party in the ongoing Legal Proceedings or any admission of liability or wrongdoing in relation thereto.

8.	MUTUAL NON-DISPARAGEMENT

None of the Parties, nor their representatives (in each case, acting in such capacity) shall make any public statement that constitutes an ad hominem attack on, or otherwise disparages, defames, or damages the reputation or good name of the other Parties or their representatives or is otherwise critical, negative towards or derogatory of any of the Parties or their representatives.

9.	REPRESENTATIONS & WARRANTY

9.1.	Each Party represents and warrants to the other Party that:

9.1.1.	it has full legal right, power and authority to enter into, execute, deliver and perform any and all of its obligations under this Agreement;

9.1.2.	to the best of each Party’s knowledge, Schedule B sets forth a complete and accurate list of all agreements and arrangements between the Parties and/or their Affiliates, and no other agreements or arrangements have been entered into between them prior to the Execution Date of this Agreement;

9.1.3.	it has not sold, transferred, assigned or otherwise disposed of its interest in any Released Claims or potential claims in relation to the Released Claims to any other entity or person, referred to in this Agreement;

9.1.4.	all actions, conditions and steps required to be taken, fulfilled and complied with (including the obtaining of all authorisations) in order to: (i) enable it to lawfully enter into, exercise its rights, and perform and comply with its obligations under this Agreement; and (ii) ensure that such obligations are legally binding and enforceable, have been taken, fulfilled and complied with;

9.1.5.	each Party acknowledges and agrees that this Agreement to the fullest extent permitted by applicable Law, excludes any warranty, conditions or other undertakings implied at Law or by custom, usage or course of dealing;

9.1.6.	the execution and performance of this Agreement will not violate or breach (a) the terms of the memorandum or articles of association, certificate of incorporation, by-laws or equivalent constitutional documents of any Party, or (b) any other, instrument, contract or agreement to which such Party is a party; or (c) applicable Law; and

9.1.7.	this Agreement is a legal, valid and binding and is enforceable against it.

9.2.	AGCO Group represents and warrants that Massey Ferguson Services N.V. (“MF Services”), a company that had been incorporated under the laws of Netherlands, is not in existence as on the Execution Date, and that to the best of the AGCO Group’s knowledge as at the Execution Date, MF Services has not, prior to the Execution Date sold, transferred, assigned and/or novated to any third party any of its rights and/or obligations under any agreement executed with TAFE and/or its Affiliates, including those set out under Schedule B to this Agreement.

10.	CONFIDENTIALITY & NO PUBLICITY

Each Party shall keep the contents of the present Agreement strictly confidential and shall not disclose the same to any third party, except for the purpose of: (i) obtaining a consent decree from the relevant court in terms of Clause 4.1 of this Agreement and to the extent provided in Schedule C to this Agreement; and (ii) in proceedings initiated to enforce the provisions of this Agreement. Neither Party shall make any public statements in respect of the subject matter of this Agreement unless such statement has been pre-agreed between AGCO and TAFE in writing.

11.	GOVERNING LAW

This Agreement and any dispute or claim arising out of or in connection with it or its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of Republic of India.

12.	DISPUTE RESOLUTION

12.1.	Any dispute or claim arising out of or in connection with this Agreement or its subject matter, existence, negotiation, validity, termination or enforceability (including any non-contractual dispute or claim) ("Dispute") shall be referred to and finally determined by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC”), which are incorporated into this Clause.

12.2.	This arbitration agreement shall be governed by English law.

12.3.	The seat of the arbitration shall be London, United Kingdom.

12.4.	The language of the arbitration shall be English.

12.5.	The number of arbitrators shall be three. The Claimant or group of Claimants shall nominate one arbitrator in the Request for Arbitration and the Respondent or group of Respondents shall nominate one arbitrator in the Answer. If either side fails to make a nomination, the ICC Court shall appoint the relevant arbitrator without affecting any nomination or confirmation of an arbitrator by the other side. If this Clause operates to exclude a Party's right to choose its own arbitrator, each Party irrevocably and unconditionally waives any right to do so.

12.6.	The two arbitrators nominated or appointed under Clause 12.5 shall within 15 days of the confirmation of the second arbitrator jointly nominate a third arbitrator to act as president of the arbitral tribunal. If the party-nominated arbitrators fail to do so, the ICC Court shall appoint the president of the arbitral tribunal.

12.7.	No Party may publish, disclose or communicate any documents or information relating to—

(a)	the arbitral proceedings under this Clause 12; or

(b)	any order or award made in those arbitral proceedings, save and to the extent that the Party is required to make such disclosure to fulfil a legal duty, to protect or pursue a legal right or to enforce or challenge an award in bona fide legal proceedings before a state court or other judicial authority.

12.8.	The Parties do not consent to the publication of any award made pursuant to this Clause 12.

12.9.	Nothing shall preclude either Party from seeking interim relief or assistance in obtaining evidence, or both, from the competent courts having jurisdiction to grant relief on any disputes or differences arising from this Agreement.

13.	NOTICES

13.1.	Notices, demands or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be provided by email or registered post to the addresses mentioned below:

If to TAFE:

Address:

Regd. Office: 861 Anna Salai, Chennai - 600 002, Tamil Nadu, India; and

Corp. Office: 77, Nungambakkam High Road, Nungambakkam, Chennai, Tamil Nadu – 600 034, India

Kind Attn: Mallika Srinivasan - Chairman and Managing Director

E-mail: [REDACTED] and [REDACTED]

with copies (which shall not constitute notice) to:

Khaitan & Co LLP

10, 13 and 14 Floor, One World Centre, 841 Senapati Bapat Marg, Mumbai – 400 013

Kind Attn: Haigreve Khaitan

E-mail: [REDACTED], [REDACTED] and [REDACTED]

If to APL:

Address: 861-862 Anna Salai, Chennai - 600 002, Tamil Nadu, India

Kind Attn: A. Krishnamoorthy – Chairman and Mallika Srinivasan – Director

E-mail: [REDACTED] and [REDACTED]

If to Simpson:

Address: 861-862 Anna Salai, Chennai - 600 002, Tamil Nadu, India

Kind Attn: Krishnamoorthy – Chairman and Mallika Srinivasan – Director

E-mail: [REDACTED] and [REDACTED]

If to AGCO, AGCO International, MFC, AML, AGCO Power:

Address: 4205 River Green Parkway, Duluth, GA, USA 30096-2563

Kind Attn: General Counsel

E-mail: [REDACTED]

13.2.	In the event of any change in the address, the Party whose address is subject to change shall communicate such change to the other Parties in writing;

13.3.	Unless it is proved that it was received earlier and subject to Clause 13.4, a notice is deemed to be received:

13.3.1.	in the case of a notice given by personal delivery with acknowledgement of receipt (including by courier or process server), at the time when the notice is left at the relevant address;

13.3.2.	in the case of a notice given by email, upon a confirmation of transmission of the email being recorded on the server of the Party sending the notice / communication, unless the Party receives a message indicating failed delivery; and

13.3.3.	in the case of a notice given by registered first class airmail or by registered, return receipt and postage prepaid mail, on the seventh day after posting.

13.4.	A notice received or deemed to be received in accordance with Clause 13.3 on a day which is not a Business Day or after 5 PM on any Business Day, shall be deemed to be received on the next following Business Day.

14.	MISCELLANEOUS

14.1.	Entire Agreement

This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter of this Agreement and supersedes any prior understanding or agreement (oral or written) of the Parties in respect thereto.

14.2.	Amendment

No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless made in writing specifically referring to this Agreement and duly signed by each of the Parties.

14.3.	Severability and Waiver

If any provision of this Agreement is held to be invalid or unenforceable for any reason, remaining provisions will continue in full force without being impaired or invalidated in any way. The Parties agree to replace any invalid provision with a valid provision, which most closely approximates the intent and economic effect of the invalid provision. A waiver by either Party of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach.

14.4.	Independent Agreements

The rights and obligations of each of the Parties under this Agreement are independent of and without prejudice to the rights and obligations of the AGCO Group and/or their Affiliates and TAFE and/or its Affiliates under each of the Other Settlement Agreements. No breach of the terms of this Agreement shall constitute a breach of any Other Settlement Agreement and/or entitle any Party to impair any rights and/or obligations of the the AGCO Group and/or their Affiliates and/or TAFE and its Affiliates arising out of or in relation to the Other Settlement Agreements.

14.5.	Further Actions

The Parties shall do or cause to be done such further acts, deeds, matters and things and execute such further documents as may be reasonably required to give effect to the terms of this Agreement.

14.6.	Specific Performance

This Agreement shall be specifically enforceable at the instance of either Party against the other Party. The Parties acknowledge and agree that either Party would suffer immediate, material, continuing and irreparable damage and harm in the event of any material breach of this Agreement and the remedies at applicable Law in respect of such breach may be inadequate and that such Party shall be entitled to seek specific performance against the other Party for performance of their respective obligations under this Agreement in addition to any and all other legal or equitable remedies available to it.

14.7.	Counterparts

This Agreement may be executed in any number of counterparts, and each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original, but, taken together, they shall constitute one and the same instrument.

14.8.	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties hereto. Neither this Agreement nor any right or obligation hereunder or part hereof may be assigned by any Party without the prior written consent of the other Parties (and any attempt to do so will be void).  For purposes of this Agreement, "successors" with respect to a Person shall mean such other Person acquiring all or substantially all the assets and business of the first mentioned Person (including this Agreement) whether by operation of Law or otherwise.

14.9.	Remedies Cumulative

14.9.1.	Except as expressly provided herein, all rights and remedies of the Parties under this Agreement are independent, cumulative and without prejudice to any other rights or remedies under applicable Law and the exercise or non-exercise of any such rights shall not prejudice or constitute a waiver of any other right of a Party, whether under this Agreement or otherwise.

14.9.2.	No failure to exercise nor any delay in exercising any right, power, privilege or remedy under this Agreement shall in any way impair or affect the exercise thereof or operate as a waiver thereof in whole or in part.

14.9.3.	No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy including right to seek restitution.

14.10.	Stamp Duty and Costs

The stamp duty payable on this Agreement shall be borne equally by all Parties. Each Party shall bear their respective legal costs in connection with this Agreement.

14.11.	Limitations on Rights of Third Parties

Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties hereto, any rights or remedies under this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of TRACTORS AND FARM EQUIPMENT LIMITED

/s/ Mallika Srinivasan
Name: Mallika Srinivasan
Title:Chairman and Managing Director

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of AMALGAMATIONS PRIVATE LIMITED

/s/ Anantharamakrishnan Krishnamoorthy
Name: Anantharamakrishnan Krishnamoorthy
Title: Director

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of SIMPSON AND COMPANY LIMITED

/s/ Anantharamakrishnan Krishnamoorthy
Name: Anantharamakrishnan Krishnamoorthy
Title: Chairman and Managing Director

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of AGCO CORPORATION

/s/ Roger Batkin
Name: Roger Batkin
Title: Senior Vice President, General Counsel

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of AGCO INTERNATIONAL GMBH

/s/ Roger Batkin
Name: Roger Batkin
Title: Signatory

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of MASSEY FERGUSON CORP

/s/ Roger Batkin
Name: Roger Batkin
Title: Director

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of AGCO MANUFACTURING LIMITED

/s/ Roger Batkin
Name: Roger Batkin
Title: Director

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR DULY AUTHORISED REPRESENTATIVES AS OF THE DAY AND YEAR HEREINABOVE WRITTEN.

For and on behalf of AGCO POWER OY

/s/ Roger Batkin
Name: Roger Batkin
Title: Director

[Signature page of the India Litigation Settlement Agreement amongst Tractors and Farm Equipment Limited, Amalgamations Private Limited, Massey Ferguson Corp, Simpson and Company Limited, AGCO Corporation, AGCO International GmbH, AGCO Manufacturing Limited, and AGCO Power Oy]